Commercial Agreement Assets	12 Months Ended
Dec. 31, 2021
Commercial Agreement Assets [Abstract]
Commercial Agreement Assets
5.	Commercial Agreement Asset

During the year ended December, 2021, the Company recognized an asset in connection with a commercial agreement with Shopify Inc., in which the Company granted warrants in exchange for the benefit of being an exclusive third-party provider of an end-to-end cross border solution. This asset represents the probable future economic benefit to be realized over a four-year expected benefit period and is valued based on the fair value of the vested warrants on the grant date. The Company recognized an asset of $280.8 million associated with the fair value of the vested warrants. For the year ended December 31, 2021, the Company recorded amortization expense related to the commercial agreement asset of $84.3 million in the Company’s consolidated statements of operations and comprehensive loss as a component of sales and marketing expense.